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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
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                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Vyyo Inc.
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  (Exact name of registrant as specified in its charter)

             Delaware                                94-3241270
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   20400 Stevens Creek Boulevard, 8th Floor
         Cupertino, California 95014                                95014
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  (Address of principal executive offices)                         Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form  relates to the  registration  of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form  relates:
333-96129
----------------------------------  (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                Name of each exchange on which
       to be so registered                 each class is to be registered

         Not Applicable                          Not Applicable
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Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
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                                (Title of Class)

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                                (Title of Class)

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               INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-96129).


ITEM 2.  EXHIBITS.

EXHIBIT NUMBER               DESCRIPTION

3.1 Third Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File
                             No. 333-96129))

3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-96129))

4.1 Specimen common stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-96129))

10.11 Registration Rights and Lock-Up Agreement, dated as of April 21, 1996, by and among the Registrant and certain holders of the Series A Preferred Stock and Series C Preferred Stock (incorporated by reference to Exhibit 10.11 to the Registrant's Registration Statement on Form S-1 (File No. 333-96129))

10.12 Amendment to Registration Rights and Lock-Up Agreement, dated as of August 13, 1999, by and among the Registrant and certain holders of the Series A Preferred Stock and Series C Preferred Stock, (incorporated by reference to Exhibit 10.12 to the Registrant's Registration Statement on Form S-1 (File No. 333-96129))

10.23 Amendment No. 2 to Registration Rights and Lock-Up Agreement, dated as of February 4, 2000, by and among the Registrant and certain holders of the Series A Preferred Stock and Series C Preferred Stock (incorporated by reference to Exhibit 10.23 to the Registrant's Registration Statement on Form S-1 (File No. 333-96129))

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              Vyyo Inc.
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Date         March 31, 2000
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By           /s/ STEPHEN P. PEZZOLA
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         * Print the name and title of the signing officer under his signature.